UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2016

Item 1.	Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

	Shares	Value
Common Stocks—35.3%
Consumer Discretionary—1.3%
Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	308,724	$13,883,318

Media—0.5%
DISH Network Corp., Cl. A1	252,775	12,613,473

Multiline Retail—0.3%
Target Corp.	116,219	7,993,543

Consumer Staples—2.2%
Beverages—0.6%
Coca-Cola Co. (The)	323,580	14,431,668

Tobacco—1.6%
Altria Group, Inc.	386,815	24,616,907
Philip Morris International, Inc.	186,400	18,393,952
		43,010,859

Energy—3.1%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	90,721	6,922,012

Oil, Gas & Consumable Fuels—2.8%
Canadian Natural Resources Ltd.	141,686	4,210,549
Chevron Corp.	78,133	7,891,433
ConocoPhillips	321,276	14,068,676
EOG Resources, Inc.	129,979	10,575,091
Exxon Mobil Corp.	44,913	3,998,155
Newfield Exploration Co.[1]	59,839	2,439,636
Noble Energy, Inc.	324,426	11,598,230
Occidental Petroleum Corp.	220,343	16,622,676
Valero Energy Corp.	79,178	4,331,037
		75,735,483

Financials—5.5%
Capital Markets—0.3%
Goldman Sachs Group, Inc. (The)	44,200	7,049,016

Commercial Banks—2.1%
Citigroup, Inc.	147,880	6,886,771
JPMorgan Chase & Co.	106,380	6,943,423
M&T Bank Corp.	182,450	21,802,775
Wells Fargo & Co.	412,810	20,937,723
		56,570,692

Insurance—1.7%
Allstate Corp. (The)	244,490	16,505,520
Chubb Ltd.	236,700	29,968,587
		46,474,107

Real Estate Investment Trusts (REITs)—1.4%
American Assets Trust, Inc.	239,660	9,588,797
Blackstone Mortgage Trust, Inc., Cl. A	547,600	15,436,844
Macerich Co. (The)	56,340	4,299,869

1 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Starwood Property Trust, Inc.	347,360	$7,162,563
		36,488,073

Health Care—6.0%
Biotechnology—0.4%
Baxalta, Inc.	212,760	9,623,135

Health Care Equipment & Supplies—0.3%
Medtronic plc	93,220	7,502,346

Health Care Providers & Services—2.1%
Express Scripts Holding Co.[1]	166,000	12,541,300
HCA Holdings, Inc.[1]	44,219	3,449,966
UnitedHealth Group, Inc.	223,064	29,816,965
Universal Health Services, Inc., Cl. B	81,556	10,998,642
		56,806,873

Pharmaceuticals—3.2%
Allergan plc[1]	82,260	19,392,795
Merck & Co., Inc.	343,200	19,308,432
Novartis AG, ADR	239,220	19,020,382
Roche Holding AG	102,792	26,948,559
		84,670,168

Industrials—6.5%
Aerospace & Defense—3.6%
Honeywell International, Inc.	262,330	29,861,024
L-3 Communications Holdings, Inc.	75,620	10,375,820
Lockheed Martin Corp.	135,870	32,096,570
Northrop Grumman Corp.	61,770	13,136,626
Raytheon Co.	75,010	9,726,547
		95,196,587

Airlines—0.2%
United Continental Holdings, Inc.[1]	131,706	5,938,623

Commercial Services & Supplies—1.6%
Republic Services, Inc., Cl. A	524,860	25,340,241
Tyco International plc	396,860	16,914,173
		42,254,414

Industrial Conglomerates—0.6%
General Electric Co.	541,090	16,357,151

Road & Rail—0.5%
Union Pacific Corp.	164,070	13,813,053

Information Technology—3.7%
Communications Equipment—0.6%
Cisco Systems, Inc.	217,362	6,314,366
Juniper Networks, Inc.	357,861	8,377,526
		14,691,892

Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	27,530	20,615,841

2 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Semiconductors & Semiconductor Equipment—1.5%
QUALCOMM, Inc.	347,600	$19,090,192
Xilinx, Inc.	447,262	21,195,746
		40,285,938

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	224,115	22,380,124

Materials—2.2%
Chemicals—1.1%
Celanese Corp., Cl. A	202,433	14,267,478
LyondellBasell Industries NV, Cl. A	69,338	5,641,339
Methanex Corp.	268,963	8,854,262
		28,763,079

Containers & Packaging—1.1%
Packaging Corp. of America	162,500	11,087,375
Sonoco Products Co.	371,330	17,701,301
		28,788,676

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.5%
AT&T, Inc.	475,440	18,613,476
BCE, Inc.	502,030	23,113,461
Telia Co. AB	1,377,058	6,445,932
Verizon Communications, Inc.	365,340	18,595,806
		66,768,675

Utilities—2.3%
Electric Utilities—1.7%
Edison International	215,500	15,436,265
NextEra Energy, Inc.	112,692	13,536,563
PPL Corp.	414,761	15,984,889
		44,957,717

Multi-Utilities—0.6%
CMS Energy Corp.	401,400	16,786,548
Total Common Stocks (Cost $909,220,435)		937,373,084

Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,851,330
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,635,135
Total Preferred Stocks (Cost $6,345,341)		6,486,465

	Principal Amount
Asset-Backed Securities—9.2%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.696%, 5/10/32[2,3]	$4,815,407	4,762,274
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.704%, 6/15/32[2,3]	33,881,553	26,455,157
Series 2007-1A, Cl. G2, 0.714%, 6/15/32[2,3]	8,512,098	7,032,269
American Credit Acceptance Receivables Trust:
Series 2013-2, Cl. B, 2.84%, 5/15/19[2]	25,985	25,992
Series 2014-1, Cl. B, 2.39%, 11/12/19[2]	877,367	877,801

3 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
American Credit Acceptance Receivables Trust: (Continued)
Series 2014-2, Cl. B, 2.26%, 3/10/20[2]	$339,197	$339,227
Series 2014-3, Cl. B, 2.43%, 6/10/20[2]	2,491,496	2,484,553
Series 2014-4, Cl. B, 2.60%, 10/12/20[2]	875,000	870,697
Series 2015-1, Cl. B, 2.85%, 2/12/21[2]	2,395,000	2,372,337
Series 2015-2, Cl. B, 2.97%, 5/12/21[2]	2,435,000	2,408,125
Series 2015-3, Cl. B, 3.56%, 10/12/21[2]	2,130,000	2,120,918
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	425,000	426,143
Series 2014-3, Cl. A, 1.49%, 4/15/20	355,000	356,870
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[2]	1,885,000	1,891,437
Series 2012-4, Cl. D, 2.68%, 10/9/18	2,570,000	2,581,869
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,750,000	2,756,322
Series 2013-2, Cl. E, 3.41%, 10/8/20[2]	1,735,000	1,749,078
Series 2013-3, Cl. E, 3.74%, 12/8/20[2]	1,025,000	1,038,812
Series 2014-1, Cl. E, 3.58%, 8/9/21	2,040,000	2,046,911
Series 2014-2, Cl. E, 3.37%, 11/8/21	2,200,000	2,184,897
Series 2014-4, Cl. D, 3.07%, 11/9/20	1,860,000	1,878,235
Series 2015-2, Cl. D, 3.00%, 6/8/21	425,000	428,739
Series 2015-3, Cl. D, 3.34%, 8/8/21	1,210,000	1,227,812
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 1.746%, 3/25/37[2,3]	5,900,000	5,472,304
Series 2007-EMX1, Cl. M1, 2.446%, 3/25/37[2,3]	8,000,000	7,160,284
Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.434%, 9/15/41[3,4]	1,470,035	987,868
Series 2006-1A, Cl. B, 3.434%, 9/15/41[2,3]	5,852,536	2,187,578
Series 2006-1AW, Cl. A1, 0.734%, 9/15/41[3,4]	20,212,985	13,593,354
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	726,917
Series 2013-4, Cl. D, 3.22%, 5/20/19	505,000	507,201
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	592,576
Series 2014-3, Cl. D, 3.14%, 2/20/20	900,000	906,091
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,020,000	1,025,114
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,725,000	1,701,098
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	2,550,000	2,555,088
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,495,000	3,512,938
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. A, 1.46%, 12/17/18[2]	96,826	96,747
Series 2015-1A, Cl. A, 1.75%, 6/15/21[2]	776,687	772,525
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	655,297
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,215,000	1,214,967
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,290,984
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	545,000	561,352
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	3,155,000	3,159,072
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	1,935,000	1,939,709

4 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	$2,300,000	$2,303,179
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[2]	261,956	262,457
Series 2014-A, Cl. A, 1.21%, 8/15/18[2]	475,032	473,840
Series 2014-C, Cl. A, 1.31%, 2/15/19[2]	614,802	613,953
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	99,803	99,678
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[2]	1,290,000	1,285,963
Series 2014-2A, Cl. B, 2.67%, 9/15/22[2]	910,000	910,497
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	3,090,000	3,103,352
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[2]	1,950,000	1,949,193
Series 2015-DA, Cl. C, 3.38%, 11/15/21[2]	1,660,000	1,675,544
Series 2016-BA, Cl. C, 3.19%, 7/15/22[2]	1,040,000	1,039,175
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[2]	575,825	579,722
Series 2013-2A, Cl. D, 4.18%, 6/15/20[2]	2,325,200	2,348,677
Series 2014-1A, Cl. D, 3.98%, 1/15/21[2]	1,785,000	1,801,418
Series 2014-2A, Cl. D, 3.68%, 4/15/21[2]	2,745,000	2,770,755
Series 2014-3A, Cl. D, 4.47%, 11/15/21[2]	1,240,000	1,252,842
Series 2015-1A, Cl. C, 2.87%, 11/16/20[2]	1,100,000	1,093,143
Series 2016-1A, Cl. B, 2.79%, 5/15/20[2]	1,750,000	1,746,979
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	1,619,696	1,564,397
Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[2]	1,099,776	1,099,817
Series 2014-1A, Cl. C, 3.57%, 7/15/19[2]	1,160,000	1,168,881
Series 2014-2A, Cl. A, 1.06%, 8/15/18[2]	45,443	45,410
Series 2014-2A, Cl. B, 2.17%, 5/15/19[2]	2,000,000	1,992,446
Series 2014-2A, Cl. C, 3.26%, 12/16/19[2]	565,000	568,111
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 2.471%, 2/25/35[3]	6,000,000	5,107,162
First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[2]	1,840,000	1,840,560
Series 2013-3A, Cl. C, 2.91%, 1/15/20[2]	785,000	789,845
Series 2013-3A, Cl. D, 3.67%, 5/15/20[2]	580,000	572,846
Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[2]	252,425	251,608
Series 2014-2, Cl. A, 1.43%, 12/16/19[2]	703,500	699,723
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	230,668	226,142
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,505,000	1,490,312
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[2]	318,675	318,390
GSAMP Trust:
Series 2005-HE4, Cl. M3, 0.966%, 7/25/45[3]	13,300,000	11,013,203
Series 2005-HE5, Cl. M3, 0.906%, 11/25/35[3]	4,060,889	3,152,282
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.896%, 12/25/35[3]	5,480,000	4,880,119

5 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 0.876%, 11/25/35[3]	$2,390,000	$2,044,121
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.826%, 12/25/35[3]	12,287,000	10,259,211
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.746%, 10/25/19[2,3]	705,000	699,432
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 1.166%, 3/25/35[3]	9,799,204	8,345,720
Series 2005-2, Cl. M3, 0.936%, 6/25/35[3]	5,500,000	4,574,341
RASC Series Trust, Series 2006-KS2, Cl. M2, 0.836%, 3/25/36[3]	4,875,000	3,799,085
Raspro Trust, Series 2005-1A, Cl. G, 1.023%, 3/23/24[3,4]	5,814,828	5,578,705
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	897,574
Series 2013-3, Cl. D, 2.42%, 4/15/19	535,000	537,390
Series 2013-4, Cl. E, 4.67%, 1/15/20[2]	2,055,000	2,142,494
Series 2013-A, Cl. E, 4.71%, 1/15/21[2]	1,530,000	1,572,779
Series 2014-1, Cl. D, 2.91%, 4/15/20	1,025,000	1,038,554
Series 2014-2, Cl. D, 2.76%, 2/18/20	870,000	877,976
Series 2015-1, Cl. D, 3.24%, 4/15/21	865,000	876,939
Series 2015-2, Cl. D, 3.02%, 4/15/21	1,750,000	1,761,336
Series 2015-3, Cl. D, 3.49%, 5/17/21	2,240,000	2,277,738
Series 2015-4, Cl. D, 3.53%, 8/16/21	1,815,000	1,850,038
Series 2016-2, Cl. D, 3.39%, 4/15/22	720,000	725,340
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.896%, 10/25/35[3]	6,129,000	5,092,223
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[2]	217,676	217,830
Series 2014-1A, Cl. D, 2.88%, 1/15/20[2]	730,000	713,253
TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	525,000	520,991
Series 2015-1A, Cl. D, 3.53%, 3/15/22[2]	1,075,000	1,059,434
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	757,326	715,086
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[2]	1,410,000	1,380,378
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[2]	775,000	772,948
Series 2014-2A, Cl. D, 2.86%, 7/15/21[2]	940,000	921,096
Series 2015-1A, Cl. C, 2.29%, 11/16/20[2]	1,435,000	1,419,526
Series 2015-2A, Cl. C, 2.45%, 1/15/21[2]	1,420,000	1,403,320
Total Asset-Backed Securities (Cost $253,232,642)		245,102,018

Mortgage-Backed Obligations—23.4%
Government Agency—15.7%
FHLMC/FNMA/FHLB/Sponsored—13.4%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	399,589	410,084
5.00%, 12/1/34	58,874	65,770
6.00%, 5/1/18	56,029	57,035
6.50%, 7/1/28-4/1/34	155,282	177,275

6 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
7.00%, 10/1/31	$159,067	$181,321
9.00%, 8/1/22-5/1/25	8,180	8,945
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 12.457%, 4/1/27[5]	108,485	22,537
Series 192,Cl. IO, 7.246%, 2/1/28[5]	35,433	6,450
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	119,734	21,751
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,168,799	3,217,999
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.072%, 6/1/26[7]	38,962	35,826
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	86,082	98,324
Series 2043,Cl. ZP, 6.50%, 4/15/28	383,263	425,020
Series 2053,Cl. Z, 6.50%, 4/15/28	76,246	87,263
Series 2279,Cl. PK, 6.50%, 1/15/31	159,881	184,966
Series 2326,Cl. ZP, 6.50%, 6/15/31	73,676	82,110
Series 2426,Cl. BG, 6.00%, 3/15/17	66,465	67,676
Series 2427,Cl. ZM, 6.50%, 3/15/32	271,664	311,484
Series 2461,Cl. PZ, 6.50%, 6/15/32	347,457	410,057
Series 2564,Cl. MP, 5.00%, 2/15/18	609,891	625,078
Series 2585,Cl. HJ, 4.50%, 3/15/18	328,418	336,517
Series 2626,Cl. TB, 5.00%, 6/15/33	377,726	407,233
Series 2635,Cl. AG, 3.50%, 5/15/32	89,376	93,748
Series 2707,Cl. QE, 4.50%, 11/15/18	380,379	391,729
Series 2770,Cl. TW, 4.50%, 3/15/19	51,274	52,834
Series 3010,Cl. WB, 4.50%, 7/15/20	251,160	260,566
Series 3025,Cl. SJ, 23.157%, 8/15/35[3]	45,377	70,893
Series 3030,Cl. FL, 0.834%, 9/15/35[3]	626,730	628,886
Series 3645,Cl. EH, 3.00%, 12/15/20	25,839	26,353
Series 3741,Cl. PA, 2.15%, 2/15/35	1,675,106	1,690,260
Series 3815,Cl. BD, 3.00%, 10/15/20	40,928	41,560
Series 3822,Cl. JA, 5.00%, 6/15/40	210,160	221,312
Series 3840,Cl. CA, 2.00%, 9/15/18	31,777	31,988
Series 3848,Cl. WL, 4.00%, 4/15/40	717,332	749,871
Series 3857,Cl. GL, 3.00%, 5/15/40	58,721	60,792
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,459,351	1,463,946
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 48.118%, 3/15/29[5]	103,680	20,960
Series 2796,Cl. SD, 46.489%, 7/15/26[5]	152,059	27,030
Series 2815,Cl. PT, 0.00%, 11/15/32[5,6]	1,152,780	49,098
Series 2920,Cl. S, 46.375%, 1/15/35[5]	879,139	162,989
Series 2922,Cl. SE, 5.481%, 2/15/35[5]	212,556	38,529
Series 2937,Cl. SY, 15.426%, 2/15/35[5]	2,562,960	506,738
Series 2981,Cl. AS, 0.194%, 5/15/35[5]	1,752,578	345,308
Series 3201,Cl. SG, 4.32%, 8/15/36[5]	735,593	147,853
Series 3397,Cl. GS, 12.43%, 12/15/37[5]	436,261	88,282
Series 3424,Cl. EI, 3.299%, 4/15/38[5]	176,933	22,268

7 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3450,Cl. BI, 8.46%, 5/15/38[5]	$1,053,255	$175,685
Series 3606,Cl. SN, 1.628%, 12/15/39[5]	434,602	83,240

Federal National Mortgage Assn.:
2.50%, 6/1/31[8]	89,770,000	92,035,286
3.00%, 6/1/31[8]	33,850,000	35,273,884
3.50%, 6/1/46[8]	116,600,000	122,020,073
4.00%, 6/1/46[8]	37,190,000	39,703,231
4.50%, 6/1/31[8]	1,030,000	1,057,762
5.00%, 6/1/46[8]	21,565,000	23,923,673

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,633,161	1,724,661
5.00%, 3/1/21	82,363	85,146
5.50%, 2/1/35-4/1/39	1,480,283	1,670,851
6.50%, 5/1/17-11/1/31	541,537	614,709
7.00%, 11/1/17-7/1/35	43,648	48,100
7.50%, 1/1/33-3/1/33	1,987,745	2,394,963
8.50%, 7/1/32	7,224	7,888

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 17.575%, 6/25/23[5]	248,623	40,141
Series 252,Cl. 2, 36.25%, 11/25/23[5]	226,070	42,219
Series 303,Cl. IO, 33.555%, 11/25/29[5]	100,257	26,574
Series 308,Cl. 2, 27.327%, 9/25/30[5]	233,434	58,869
Series 320,Cl. 2, 8.726%, 4/25/32[5]	861,270	231,270
Series 321,Cl. 2, 0.708%, 4/25/32[5]	624,627	141,254
Series 331,Cl. 9, 9.255%, 2/25/33[5]	243,962	52,674
Series 334,Cl. 17, 16.346%, 2/25/33[5]	132,590	27,900
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	440,070	92,518
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	541,396	109,306
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	458,561	88,636
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	129,394	24,589
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	211,361	41,754
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	148,078	30,182
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	252,778	51,479
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	182,903	34,495
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	89,800	17,254
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	325,656	67,144
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	381,789	75,233
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	908,697	177,485

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	215,666	236,742
Series 1998-61,Cl. PL, 6.00%, 11/25/28	108,037	123,539
Series 1999-54,Cl. LH, 6.50%, 11/25/29	167,320	193,986
Series 2001-51,Cl. OD, 6.50%, 10/25/31	293,962	326,071
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,061,432	1,094,583
Series 2003-130,Cl. CS, 13.208%, 12/25/33[3]	165,061	184,879
Series 2003-28,Cl. KG, 5.50%, 4/25/23	505,916	552,289
Series 2003-84,Cl. GE, 4.50%, 9/25/18	66,739	68,534

8 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2004-101,Cl. BG, 5.00%, 1/25/20	$97,055	$97,817
Series 2004-25,Cl. PC, 5.50%, 1/25/34	205,655	213,879
Series 2005-104,Cl. MC, 5.50%, 12/25/25	2,594,658	2,841,365
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,689,285
Series 2005-73,Cl. DF, 0.696%, 8/25/35[3]	1,193,036	1,198,142
Series 2006-11,Cl. PS, 22.931%, 3/25/36[3]	140,457	220,401
Series 2006-46,Cl. SW, 22.564%, 6/25/36[3]	106,435	148,452
Series 2006-50,Cl. KS, 22.565%, 6/25/36[3]	214,418	323,666
Series 2006-50,Cl. SK, 22.565%, 6/25/36[3]	38,146	58,620
Series 2008-75,Cl. DB, 4.50%, 9/25/23	289,649	297,085
Series 2009-113,Cl. DB, 3.00%, 12/25/20	795,394	808,288
Series 2009-36,Cl. FA, 1.386%, 6/25/37[3]	331,765	340,006
Series 2009-37,Cl. HA, 4.00%, 4/25/19	330,889	337,642
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,114,727	1,134,930
Series 2010-43,Cl. KG, 3.00%, 1/25/21	357,087	364,039
Series 2011-15,Cl. DA, 4.00%, 3/25/41	157,980	165,461
Series 2011-3,Cl. EL, 3.00%, 5/25/20	1,300,111	1,321,211
Series 2011-3,Cl. KA, 5.00%, 4/25/40	843,464	920,006
Series 2011-38,Cl. AH, 2.75%, 5/25/20	33,745	34,189
Series 2011-82,Cl. AD, 4.00%, 8/25/26	731,516	749,809
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 3.426%, 3/17/31[5]	66,426	7,265
Series 2001-65,Cl. S, 21.226%, 11/25/31[5]	224,868	47,145
Series 2001-81,Cl. S, 19.948%, 1/25/32[5]	59,467	13,806
Series 2002-47,Cl. NS, 27.255%, 4/25/32[5]	135,861	28,920
Series 2002-51,Cl. S, 27.433%, 8/25/32[5]	124,739	25,714
Series 2002-52,Cl. SD, 32.287%, 9/25/32[5]	182,144	42,319
Series 2002-60,Cl. SM, 23.40%, 8/25/32[5]	188,129	34,102
Series 2002-7,Cl. SK, 20.295%, 1/25/32[5]	56,411	10,605
Series 2002-75,Cl. SA, 25.695%, 11/25/32[5]	271,730	65,122
Series 2002-77,Cl. BS, 20.811%, 12/18/32[5]	117,672	25,156
Series 2002-77,Cl. SH, 30.363%, 12/18/32[5]	85,835	19,020
Series 2002-89,Cl. S, 44.472%, 1/25/33[5]	439,929	119,937
Series 2002-9,Cl. MS, 22.317%, 3/25/32[5]	75,084	16,943
Series 2002-90,Cl. SN, 24.271%, 8/25/32[5]	96,874	17,560
Series 2002-90,Cl. SY, 30.133%, 9/25/32[5]	46,471	8,491
Series 2003-33,Cl. SP, 23.184%, 5/25/33[5]	251,665	54,422
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	450,017	52,676
Series 2004-54,Cl. DS, 35.481%, 11/25/30[5]	179,251	33,910
Series 2004-56,Cl. SE, 9.484%, 10/25/33[5]	334,011	69,875
Series 2005-12,Cl. SC, 7.398%, 3/25/35[5]	100,272	17,880
Series 2005-19,Cl. SA, 43.65%, 3/25/35[5]	2,075,067	444,868
Series 2005-40,Cl. SA, 44.913%, 5/25/35[5]	457,558	95,633
Series 2005-52,Cl. JH, 3.959%, 5/25/35[5]	1,156,507	211,375
Series 2005-6,Cl. SE, 53.057%, 2/25/35[5]	849,731	161,848
Series 2005-93,Cl. SI, 16.074%, 10/25/35[5]	533,439	92,678

9 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	$309,567	$36,625
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	156,555	5,756
Series 2011-96,Cl. SA, 5.185%, 10/25/41[5]	1,032,454	177,720
Series 2012-134,Cl. SA, 8.69%, 12/25/42[5]	3,285,243	801,646
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,6]	3,619,130	461,611
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.019%, 9/25/23[7]	96,493	90,305
		356,020,491
GNMA/Guaranteed—2.3%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	4,264	4,331
Government National Mortgage Assn. II Pool:
3.50%, 6/1/46[8]	25,315,000	26,718,213
4.00%, 6/1/46[8]	30,325,000	32,339,357
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 47.326%, 2/16/32[5]	229,080	36,429
Series 2002-41,Cl. GS, 9.292%, 6/16/32[5]	81,643	10,189
Series 2002-76,Cl. SY, 43.287%, 12/16/26[5]	540,328	101,172
Series 2007-17,Cl. AI, 15.005%, 4/16/37[5]	1,857,769	390,272
Series 2011-52,Cl. HS, 4.381%, 4/16/41[5]	2,122,305	399,313
		59,999,276
Non-Agency—7.7%
Commercial—3.4%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.728%, 7/20/36[3]	3,138,294	2,924,905
Series 2014-R7,Cl. 3A1, 2.843%, 3/26/36[2,3]	2,652,681	2,661,059
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[2,3]	859,822	861,740
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.664%, 1/25/36[3]	1,218,517	1,139,063
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.456%, 4/10/46[2,3]	420,000	371,873
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.573%, 10/15/45[2,3]	190,000	181,611
Series 2012-CR5,Cl. E, 4.338%, 12/10/45[2,3]	1,650,000	1,489,392
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[2]	1,520,000	1,554,731
Series 2013-CR7,Cl. D, 4.351%, 3/10/46[2,3]	2,075,000	1,888,689
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,734,238
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,760,000	1,884,811
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,760,000	1,867,101
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[5,6]	5,532,272	409,485
Connecticut Avenue Securities:
Series 2014-C04,Cl. 2M1, 2.546%, 11/25/24[3]	537,480	540,550
Series 2016-C02,Cl. 1M1, 2.596%, 9/25/28[3]	266,846	269,956
Series 2016-C03,Cl. 1M1, 2.446%, 10/25/28[3]	2,195,274	2,212,550

10 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	$1,437,384	$1,071,371
Series 2009-13R,Cl. 4A1, 2.739%, 9/26/36[2,3]	80,404	80,613
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.697%, 11/10/46[2,3]	260,000	266,787
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	945,000	985,936
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.827%, 4/25/25[3]	2,270,000	2,345,261
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[3]	1,590,000	1,652,948
Series 2016-M5,Cl. A2, 2.469%, 4/25/26	6,280,000	6,283,871
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 1.096%, 11/25/35[3]	650,573	435,714
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.324%, 11/25/46[2,3]	175,000	175,332
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,3]	350,000	326,330
Series 2013-K26,Cl. C, 3.599%, 12/25/45[2,3]	460,000	425,533
Series 2013-K27,Cl. C, 3.496%, 1/25/46[2,3]	400,000	358,836
Series 2013-K28,Cl. C, 3.495%, 6/25/46[2,3]	2,460,000	2,232,085
Series 2013-K502,Cl. C, 3.104%, 3/25/45[2,3]	720,000	721,665
Series 2013-K712,Cl. C, 3.369%, 5/25/45[2,3]	730,000	733,478
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,3]	480,000	471,928
Series 2014-K715,Cl. C, 4.127%, 2/25/46[2,3]	155,000	151,020
Series 2015-K44,Cl. B, 3.811%, 1/25/48[2,3]	290,000	275,353
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,3]	1,797,058	1,688,446
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.88%, 7/25/35[3]	399,537	393,544
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.192%, 5/15/45[2,3]	1,105,000	1,071,516
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.827%, 7/25/35[3]	1,195,153	1,194,178
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.739%, 9/26/36[2,3]	307,524	307,867
Series 2009-5,Cl. 1A2, 2.916%, 7/26/36[2,3]	1,363,200	1,225,327
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,873,457
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,180,000	1,243,288
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.656%, 11/15/45[2,3]	2,095,000	2,022,288
Series 2013-C7,Cl. D, 4.293%, 2/15/46[2,3]	1,245,000	1,103,557
Series 2013-C8,Cl. D, 4.062%, 12/15/48[2,3]	485,000	422,941
Series 2014-C14,Cl. B, 4.642%, 2/15/47[3]	80,000	86,929
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,885,028
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.197%, 11/26/36[2,3]	1,898,469	1,304,783
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.652%, 6/26/46[2,3]	1,806,143	1,803,552
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.497%, 7/26/45[2,3]	313,423	312,537

11 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.602%, 8/25/34[3]	$710,581	$710,602
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.846%, 7/25/23[3]	2,265,554	2,315,550
Series 2014-DN1,Cl. M2, 2.646%, 2/25/24[3]	1,660,000	1,680,901
Series 2014-HQ2,Cl. M1, 1.896%, 9/25/24[3]	641,452	644,253
Series 2015-DN1,Cl. M1, 1.696%, 1/25/25[3]	160,561	160,655
Series 2015-DNA2,Cl. M2, 3.046%, 12/25/27[3]	1,255,000	1,280,696
Series 2015-DNA3,Cl. M1, 1.796%, 4/25/28[3]	611,525	612,944
Series 2015-DNA3,Cl. M2, 3.296%, 4/25/28[3]	2,285,000	2,346,406
Series 2015-HQA1,Cl. M1, 1.696%, 3/25/28[3]	1,706,441	1,708,387
Series 2016-DNA2,Cl. M1, 1.696%, 10/25/28[3]	2,390,000	2,396,072
Series 2016-DNA2,Cl. M2, 2.646%, 10/25/28[3]	1,380,000	1,387,754
Series 2016-HQA2,Cl. M1, 1.644%, 11/25/28[3,8]	1,380,000	1,382,124
Series 2016-HQA2,Cl. M2, 2.694%, 11/25/28[3,8]	1,460,000	1,467,032
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.886%, 5/10/63[2,3]	240,000	228,587
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.453%, 12/15/45[2,3]	890,000	827,004
Series 2012-C7,Cl. E, 4.837%, 6/15/45[2,3]	500,000	479,625
Series 2013-C11,Cl. D, 4.178%, 3/15/45[2,3]	278,000	253,716
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,087,037
Series 2013-C15,Cl. D, 4.479%, 8/15/46[2,3]	625,000	552,965
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	986,338
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,5,6]	13,435,731	654,363
		89,088,064

Multi-Family—1.3%
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K041,Cl. A2, 3.171%, 10/25/24	1,005,000	1,075,082
Series K042,Cl. A2, 2.67%, 12/25/24	1,895,000	1,954,095
Series K043,Cl. A2, 3.062%, 12/25/24	880,000	933,775
Series K045,Cl. A2, 3.023%, 1/25/25	1,895,000	2,002,693
Series K046,Cl. A2, 3.205%, 3/25/25	495,000	529,909
Series K047,Cl. A2, 3.329%, 5/25/25	4,425,000	4,778,534
Series K048,Cl. A2, 3.284%, 6/25/25[3]	4,881,000	5,253,870
Series K049,Cl. A2, 3.01%, 7/25/25	2,230,000	2,351,917
Series K050,Cl. A2, 3.334%, 8/25/25[3]	2,225,000	2,408,818
Series K052,Cl. A2, 3.151%, 11/25/25	3,805,000	4,058,349
Series K053,Cl. A2, 2.995%, 12/25/25	4,675,000	4,926,018
Series K054,Cl. A2, 2.745%, 1/25/26	5,005,000	5,168,152
		35,441,212

Residential—3.0%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.226%, 6/25/35[3]	4,000,000	3,768,852
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	224,011	199,330

12 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Banc of America Funding Trust: (Continued)
Series 2007-C,Cl. 1A4, 2.974%, 5/20/36[3]	$229,990	$207,383
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	691,750	628,506
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[3]	2,138,165	2,138,122
Series 2005-9,Cl. A1, 2.66%, 10/25/35[3]	1,326,011	1,282,043
Series 2006-1,Cl. A1, 2.58%, 2/25/36[3]	2,072,034	2,027,932
Bear Stearns Asset Backed Securities I Trust:
Series 2004-HE9,Cl. M2, 2.239%, 11/25/34[3]	2,742,739	2,511,290
Series 2005-HE6,Cl. M2, 1.451%, 6/25/35[3]	4,150,469	3,844,732
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.556%, 7/25/36[3]	207,016	205,441
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	809,609	765,906
Series 2006-6,Cl. A3, 6.00%, 4/25/36	361,468	344,268
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 1.391%, 10/25/34[3]	3,750,000	3,191,978
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[3]	3,363,293	3,331,580
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,002,935	917,238
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	3,581,958	3,320,416
Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.351%, 8/25/34[3]	855,270	763,932
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[3]	12,806	12,563
Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 1.146%, 2/25/36[3]	66,324	65,890
Series 2005-HF1,Cl. A3B, 1.146%, 2/25/36[3]	49,955	49,628
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.756%, 7/25/35[3]	523,901	495,790
RAMP Trust:
Series 2005-RS2,Cl. M4, 1.166%, 2/25/35[3]	4,469,000	4,043,786
Series 2005-RS6,Cl. M4, 1.421%, 6/25/35[3]	5,700,000	4,987,945
Series 2006-EFC1,Cl. M2, 0.846%, 2/25/36[3]	5,490,000	4,569,916
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 0.766%, 5/25/37[2,3]	16,460,461	15,160,423
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.536%, 10/25/33[3]	625,215	635,686
Series 2005-AR14,Cl. 1A4, 2.527%, 12/25/35[3]	802,211	774,831
Series 2005-AR16,Cl. 1A1, 2.564%, 12/25/35[3]	866,749	812,835
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.857%, 6/25/35[3]	2,382,117	2,421,593
Series 2005-AR13,Cl. 1A5, 2.856%, 5/25/35[3]	1,531,456	1,535,176
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[3]	1,668,283	1,621,822
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[3]	869,902	824,789
Series 2005-AR4,Cl. 2A2, 2.979%, 4/25/35[3]	4,063,025	4,062,023
Series 2006-AR10,Cl. 5A5, 2.916%, 7/25/36[3]	2,670,444	2,577,170
Series 2006-AR14,Cl. 1A2, 5.903%, 10/25/36[3]	442,966	426,373
Series 2006-AR2,Cl. 2A3, 2.843%, 3/25/36[3]	357,231	351,011

13 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR7,Cl. 2A4, 3.086%, 5/25/36[3]	$182,576	$173,733
Series 2006-AR8,Cl. 2A1, 2.811%, 4/25/36[3]	2,455,322	2,397,576
Series 2006-AR8,Cl. 2A4, 2.811%, 4/25/36[3]	474,519	463,359
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	433,645	449,704
Series 2007-AR3,Cl. A4, 5.878%, 4/25/37[3]	35,754	33,529
Series 2007-AR8,Cl. A1, 2.812%, 11/25/37[3]	785,941	698,529
		79,094,629
Total Mortgage-Backed Obligations (Cost $612,950,240)		619,643,672

U.S. Government Obligations—0.3%
Federal Home Loan Bank Nts., 0.875%, 6/29/18	305,000	304,332
Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	1,822,000	1,822,295
Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	304,000	303,671
United States Treasury Nts.:
0.75%, 2/28/18	202,000	201,597
1.50%, 5/31/19[9,10]	4,530,000	4,592,378
Total U.S. Government Obligations (Cost $7,178,910)		7,224,273

Non-Convertible Corporate Bonds and Notes—23.8%
Consumer Discretionary—2.7%
Auto Components—0.0%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	745,050
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	409,000	408,564
		1,153,614

Automobiles—0.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,238,000	1,970,459
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,011,000	5,090,865
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	2,146,000	2,375,367
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	2,330,000	2,361,634
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	653,512
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	2,342,000	2,365,561
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	1,502,000	1,503,084
Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[2]	1,666,000	1,673,962
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	2,198,000	2,206,243
		20,200,687

Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,106,000	2,190,240
Hotels, Restaurants & Leisure—0.2%
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,440,000	1,453,419
6.375% Sr. Unsec. Nts., 6/15/17	2,114,000	2,211,709
McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	1,030,000	1,058,581
4.875% Sr. Unsec. Nts., 12/9/45	552,000	613,978
		5,337,687

14 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Household Durables—0.4%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	$2,283,000	$2,248,755
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,412,000	1,424,348
5.00% Sr. Unsec. Nts., 11/15/23[2]	2,306,000	2,406,888
5.50% Sr. Unsec. Nts., 4/1/46	546,000	624,348
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,362,000	2,367,905
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	522,140
1.65% Sr. Unsec. Nts., 11/1/17	510,000	512,776
		10,107,160

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,284,200
Media—0.7%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	875,000	1,069,592
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[2]	718,000	768,444
6.484% Sr. Sec. Nts., 10/23/45[2]	1,365,000	1,580,200
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,433,781
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	324,000	355,293
Historic TW, Inc., 9.15% Debs., 2/1/23	560,000	740,230
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	790,000	833,351
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	2,308,000	2,327,126
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[2]	1,339,000	1,358,673
6.10% Sr. Unsec. Nts., 2/15/18[2]	752,000	805,010
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,355,053
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,218,000	1,089,253
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26	1,092,000	1,074,065
3.875% Sr. Unsec. Nts., 1/15/26	100,000	105,478
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	839,657
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	2,300,000	2,311,500
		19,046,706

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	2,190,000	2,324,137
Specialty Retail—0.2%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	381,000	381,580
1.625% Sr. Unsec. Nts., 4/21/19	412,000	410,801
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,281,000	1,348,253
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	957,000	1,120,853
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,143,643
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,041,666
		6,446,796

15 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$2,179,000	$ 2,228,027
Consumer Staples—1.7%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,720,000	2,734,087
3.65% Sr. Unsec. Nts., 2/1/26	1,420,000	1,477,419
4.90% Sr. Unsec. Nts., 2/1/46	545,000	608,842
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,420,039
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,118,000	1,122,372
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,175,000	2,297,344
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	1,944,000	1,965,110
4.25% Sr. Unsec. Nts., 7/15/22[2]	1,663,000	1,784,624
		14,409,837
Food & Staples Retailing—0.4%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	2,160,000	2,152,233
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	1,084,000	1,211,097
6.50% Sr. Unsec. Nts., 6/15/17	634,000	665,208
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	156,871
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,208,251
6.90% Sr. Unsec. Nts., 4/15/38	546,000	724,218
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	790,000	791,235
3.10% Sr. Unsec. Nts., 6/1/23	1,505,000	1,504,926
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,602,000	1,766,575
		11,180,614
Food Products—0.5%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,920,000	1,945,724
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,138,069
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,374,574
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	1,804,000	1,812,012
Kraft Heinz Foods Co.:
3.00% Sr. Unsec. Nts., 6/1/26[2]	951,000	939,520
4.375% Sr. Unsec. Nts., 6/1/46[2]	951,000	956,610
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,296,000	2,365,339
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	861,000	944,607
		13,476,455
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,085,000	1,964,665
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[2]	2,365,000	2,379,105
Philip Morris International, Inc., 4.25% Sr. Unsec. Nts., 11/10/44	462,000	483,456
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	1,715,000	2,101,355
		6,928,581

16 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Energy—1.9%
Energy Equipment & Services—0.4%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	$ 615,000	$ 630,434
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	952,438
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	2,162,000	2,163,209
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	2,205,000	2,212,288
4.00% Sr. Unsec. Nts., 12/21/25[2]	1,405,000	1,465,981
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[2]	2,330,000	2,332,283
		9,756,633
Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	431,000	367,772
6.20% Sr. Unsec. Nts., 3/15/40	586,000	611,845
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	694,062
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,262,000	1,201,341
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,135,000	2,134,876
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,300,000	2,302,564
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,052,626
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,265,000	1,309,643
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	307,042
5.95% Sr. Unsec. Nts., 3/15/46	595,000	708,657
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	691,000	566,514
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	683,747
4.90% Sr. Unsec. Nts., 5/15/46	246,000	246,715
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,952,000	1,801,403
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[2]	15,300,000	16,533,562
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	621,000	592,034
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[2]	1,039,000	1,037,789
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,625,000	1,593,664
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	1,722,000	1,712,598
4.00% Sr. Unsec. Nts., 5/10/46	840,000	818,273
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	2,119,000	2,115,978
		39,392,705
Financials—10.7%
Capital Markets—1.0%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	1,741,000	1,756,147
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	120,000	115,321
5.00% Sr. Unsec. Nts., 6/15/44[2]	2,067,000	2,152,291
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,325,000	1,380,368
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[2]	860,000	886,212

17 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,11]	$ 3,511,000	$ 2,668,360
Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	1,704,000	1,757,536
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	1,900,000	1,851,339
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[3,11]	6,575,000	5,302,080
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	2,060,000	2,157,065
5.00% Sub. Nts., 11/24/25	2,167,000	2,355,265
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,337,000	2,343,275
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,661,285
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[2]	1,375,000	1,415,129
		27,801,673
Commercial Banks—7.0%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	1,342,000	1,387,313
Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	794,000	806,047
7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,508,733
8.00% Jr. Sub. Perpetual Bonds, Series K3,11	26,470,000	26,569,262
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	2,350,000	2,342,753
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	1,368,000	1,388,359
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	2,130,000	2,170,557
Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	1,905,000	2,047,157
5.875% Jr. Sub. Perpetual Bonds[3,11]	27,251,000	26,535,661
6.675% Sub. Nts., 9/13/43	1,056,000	1,307,706
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	1,837,000	1,835,718
Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	1,714,000	1,787,109
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	1,359,000	1,390,984
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,368,000	1,413,906
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	2,179,000	2,182,876
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,470,000	1,508,308
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	1,821,000	1,859,878
Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[2]	2,244,000	2,210,109
JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23	1,388,000	1,375,550
7.90% Jr. Sub. Perpetual Bonds, Series 1[3,11]	25,750,000	26,361,562
6.75% Jr. Sub. Perpetual Bonds, Series S3,11	1,947,000	2,165,434
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	1,979,000	1,974,672
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[2,3,11]	125,000	135,937
6.657% Jr. Sub. Perpetual Bonds[2,3,11]	1,913,000	2,109,082
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,906,172
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[3,11]	2,200,000	2,128,500
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	1,359,000	1,389,043
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,11]	2,175,000	2,213,063
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	991,000	988,611
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	1,356,000	1,372,427
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	1,440,000	1,469,386
US Bancorp, 3.10% Sub. Nts., 4/27/26	1,392,000	1,404,039

18 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,11]	$ 26,328,000	$ 26,163,450
Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	2,183,000	2,185,000
7.98% Jr. Sub. Perpetual Bonds, Series K3,11	24,815,000	26,148,806
5.90% Jr. Sub. Perpetual Bonds, Series S3,11	1,844,000	1,913,519
		184,656,689
Consumer Finance—0.4%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	2,276,000	2,287,380
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	1,829,000	1,814,057
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,945,000	1,945,194
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,662,916
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	783,000	810,721
4.50% Sr. Unsec. Nts., 7/23/25	1,679,000	1,760,489
		10,280,757
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	690,000	698,171
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	1,030,000	1,065,078
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	2,117,000	2,263,888
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	1,191,000	1,202,167
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,558,499
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[2]	1,199,000	1,200,309
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	2,235,000	2,101,012
		10,089,124
Insurance—1.2%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,808,000	1,874,872
Chubb INA Holdings, Inc., 3.35% Sr. Unsec. Nts., 5/3/26	1,191,000	1,250,440
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	1,733,000	1,842,453
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[2]	1,313,000	1,287,625
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	1,351,000	1,428,302
MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[3,11]	1,672,000	1,676,180
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	16,927,700
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]	576,000	591,840
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	2,153,000	2,219,980
Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	790,000	787,840
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16	2,154,000	2,193,705
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,11]	1,340,000	949,725
		33,030,662
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	1,007,995
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,202,384
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,279,627
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	2,255,000	2,300,100

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	$ 1,222,000	$ 1,265,723
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	962,000	991,803
Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	1,394,000	1,380,792
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,339,453
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	193,000	201,027
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	799,073
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	1,997,000	1,996,357
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	478,141
		15,242,475
Real Estate Management & Development—0.1%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,243,000	2,261,278
Health Care—1.4%
Biotechnology—0.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,169,000	1,200,073
4.70% Sr. Unsec. Nts., 5/14/45	468,000	477,510
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	640,000	705,715
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,200,000	1,255,870
5.00% Sr. Unsec. Nts., 8/15/45	325,000	346,556
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,042,000	1,113,680
		5,099,404
Health Care Equipment & Supplies—0.3%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,919,260
3.875% Sr. Unsec. Nts., 5/15/24	753,000	803,004
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,756,000	1,826,020
DENTSPLY SIRONA, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,141,663
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	823,000	855,738
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	759,000	771,019
		8,316,704
Health Care Providers & Services—0.4%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,143,000	1,200,468
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	1,699,000	1,822,218
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	2,104,000	2,324,920
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	2,985,000	3,046,419
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	996,000	1,096,902
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	1,018,000	1,112,424
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	952,000	954,688
		11,558,039
Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	580,000	579,983
2.15% Sr. Unsec. Nts., 12/14/18	932,000	939,459
3.00% Sr. Unsec. Nts., 4/15/23	957,000	961,440

20 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc.: (Continued)
4.15% Sr. Unsec. Nts., 2/1/24	$ 916,000	$ 983,398
5.30% Sr. Unsec. Nts., 2/1/44	743,000	840,427
		4,304,707
Pharmaceuticals—0.3%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,246,449
1.85% Sr. Unsec. Nts., 3/1/17	1,083,000	1,086,709
3.80% Sr. Unsec. Nts., 3/15/25	1,553,000	1,577,239
4.75% Sr. Unsec. Nts., 3/15/45	751,000	743,551
Mylan NV:
2.50% Sr. Unsec. Nts., 6/7/19[2,8]	1,035,000	1,033,841
3.95% Sr. Unsec. Nts., 6/15/26[2,8]	1,400,000	1,389,234
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	618,000	629,490
		7,706,513
Industrials—1.2%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	1,739,000	1,802,858
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	774,000	774,168
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,097,000	1,166,181
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,195,000	1,358,955
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	641,945
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,227,371
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[3]	403,000	404,892
		7,376,370
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,512,000	1,560,738
Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,049,000	2,122,299
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	1,860,000	1,940,251
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	557,000	579,665
		4,642,215
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	1,678,000	1,703,170
Industrial Conglomerates—0.0%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	1,150,000	1,203,488
Machinery—0.1%
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,977,284
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,186,000	2,227,536
		4,204,820
Marine—0.0%
AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[2]	253,000	255,087

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Professional Services—0.1%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	$ 1,948,000	$ 1,956,121
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	485,538
ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[2]	669,000	680,790
6.375% Sr. Unsec. Nts., 10/15/17[2]	1,873,000	1,992,083
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	814,227
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[2]	1,300,000	1,326,385
4.25% Sr. Unsec. Nts., 1/17/23[2]	788,000	810,653
		6,109,676
Trading Companies & Distributors—0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,315,000	2,312,106
Information Technology—0.8%
Electronic Equipment, Instruments, & Components—0.1%
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	2,019,000	2,036,666
IT Services—0.2%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,795,566
2.85% Sr. Unsec. Nts., 10/15/18	550,000	559,341
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,041,218
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	845,000	934,466
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	798,000	802,941
6.75% Sr. Unsec. Nts., 2/1/17	398,000	410,206
		6,543,738
Semiconductors & Semiconductor Equipment—0.0%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	695,270
Software—0.2%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,832,000	1,832,966
4.375% Sr. Unsec. Nts., 6/15/25	705,000	721,198
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	1,538,000	1,557,225
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,223,000	1,295,980
		5,407,369
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,359,143
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2,8]	2,296,000	2,328,158
6.02% Sr. Sec. Nts., 6/15/26[2,8]	1,559,000	1,575,981
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	1,578,000	1,592,323
6.35% Sr. Unsec. Nts., 10/15/45[2]	1,083,000	1,037,989
		7,893,594

22 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Materials—0.9%
Chemicals—0.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	$ 931,000	$ 918,857
4.125% Sr. Unsec. Nts., 3/15/35	465,000	425,246
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	550,000	554,839
4.65% Sr. Unsec. Nts., 10/15/44	565,000	558,931
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	2,243,000	2,260,749
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,918,000	1,924,657
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	630,603
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,157,370
		8,431,252
Construction Materials—0.2%
CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[2]	1,625,000	1,715,028
6.00% Sr. Unsec. Nts., 9/30/16	1,100,000	1,113,172
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	2,242,000	2,286,840
		5,115,040
Containers & Packaging—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	865,796
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	527,955
4.50% Sr. Unsec. Nts., 11/1/23	1,938,000	2,071,082
		3,464,833
Metals & Mining—0.3%
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	2,291,000	2,295,818
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	562,426
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	1,988,000	1,998,244
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	588,710
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	926,000	924,715
		6,369,913
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	1,327,000	1,398,053
4.35% Sr. Unsec. Nts., 6/15/45	1,965,000	1,853,512
5.15% Sr. Unsec. Nts., 3/15/42	355,000	370,652
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,700,000	2,680,310
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[2]	2,275,000	2,296,069
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	634,000	637,266
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	942,000	984,390
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,333,966
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	667,000	836,011

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	$ 923,000	$ 960,419
4.50% Sr. Unsec. Nts., 9/15/20	4,333,000	4,757,344
4.522% Sr. Unsec. Nts., 9/15/48	2,458,000	2,479,721
5.012% Sr. Unsec. Nts., 8/21/54	520,000	539,773
		22,127,486
Wireless Telecommunication Services—0.0%
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	459,000	484,096
Utilities—1.6%
Electric Utilities—1.0%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	1,159,000	1,220,191
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	579,000	608,361
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[2]	1,144,000	1,144,017
Edison International:
2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,406,645
3.75% Sr. Unsec. Unsub. Nts., 9/15/17	1,996,000	2,054,838
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	2,130,000	2,255,244
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	2,101,000	2,223,297
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	575,000	583,651
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	465,000	497,017
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	510,000	551,757
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,354,435
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	385,146
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,472,093
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,970,000	3,317,644
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,173,701
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	2,226,000	2,239,438
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	1,522,000	1,589,277
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	1,113,000	1,148,963
		27,225,715
Independent Power and Renewable Electricity Producers—0.3%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	2,231,000	2,234,659
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[2,12]	5,470,673	6,311,789
		8,546,448
Multi-Utilities—0.3%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,672,932
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,316,000	1,411,814
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	902,000	1,010,920
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	1,130,000	1,230,158
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,058,000	2,183,357
		7,509,181
Total Non-Convertible Corporate Bonds and Notes (Cost $612,936,713)		629,986,496

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Convertible Corporate Bonds and Notes—0.9%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	$20,500,000	$20,884,375
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,150,000	1,128,438
3.00% Cv. Sr. Unsec. Nts., 11/15/28	666,000	550,282
Total Convertible Corporate Bonds and Notes (Cost $23,241,457)		22,563,095

Corporate Loans—2.1%
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 2.688%, 10/31/18[3]	9,726,750	9,754,870
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[3]	8,112,521	8,102,381
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[3]	20,000,000	20,016,660
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[3]	17,000,000	17,085,000
Total Corporate Loans (Cost $54,670,971)		54,958,911

	Counter-	Exercise	Expiration
	party	Price	Date		Contracts
Over-the-Counter Options Purchased—0.1%
CNH Currency Put[1]	GSG	CNH6.800	4/5/17	CNH	476,000,000	1,669,332
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	BOA	USD83.000	9/16/16	USD	2,217	283,355
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	CITNA-B	USD83.000	9/16/16	USD	2,218	283,483
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	BOA	USD83.000	6/17/16	USD	2,777	201,610

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter-	Exercise	Expiration
	party	Price	Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	BOA	USD83.000	6/17/16	USD	2,777	$ 201,610

Total Over-the-Counter Options Purchased (Cost $2,869,038)						2,639,390

		Pay/Receive
	Counter-	Floating	Floating	Fixed		Notional Amount
	party	Rate	Rate	Rate			(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.850%	11/19/18	JPY	512,000	85,627
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	1,354,037
Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.680	11/5/18	USD	6,500	192,476
Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.580	3/19/18	USD	14,400	324,492
Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	907,634
Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	355,434
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,518,482)								3,219,700

Shares
Investment Companies—18.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[13,14]	172,983,642	172,983,642

26 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Investment Companies (Continued)
Oppenheimer Master Loan Fund, LLC[13]	15,497,138	$232,222,886
Oppenheimer Ultra-Short Duration Fund, Cl. Y13	12,254,989	61,397,495
SPDR Gold Trust Exchange Traded Fund[1,15]	201,900	23,428,476
Total Investment Companies (Cost $501,934,970)		490,032,499

Total Investments, at Value (Cost $2,990,099,199)	113.9%	3,019,229,603
Net Other Assets (Liabilities)	(13.9)	(367,444,094)
Net Assets	100.0%	$2,651,785,509

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $315,827,343 or 11.91% of the Fund’s net assets at period end.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities at period end was $20,159,927, which represents 0.76% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 1.434%, 9/15/41	5/15/13	$ 1,180,612	$ 987,868	$192,744
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.734%, 9/15/41	4/19/13-5/29/13	15,839,568	13,593,354	2,246,214
Raspro Trust, Series 2005-1A, Cl. G, 1.023%, 3/23/24	6/11/13-7/7/15	5,702,990	5,578,705	124,285

		$ 22,723,170	$ 20,159,927	$2,563,243

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,351,545 or 0.31% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $126,131 or 0.005% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $406,522. See Note 6 of the accompanying Consolidated Notes.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	248,654,557	563,541,663	639,212,578	172,983,642
Oppenheimer Master Loan Fund, LLC	23,522,129	2,120,059	10,145,050	15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,167,055	87,934	—	12,254,989

	Value	Income		Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$ 172,983,642	$534,099		$—
Oppenheimer Master Loan Fund, LLC	232,222,886	12,350,364	[a]	(7,170,254)[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	61,397,495	447,231		—

Total	$ 466,604,023	$13,331,694		$(7,170,254)

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of May 31, 2016
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’ s)	Unrealized Appreciation	Unrealized Depreciation

BOA	06/2016	SEK	98,510	USD 12,098	$ —	$ 278,395
BOA	06/2016	USD	26,565	CAD 34,495	260,322	—
BOA	06/2016	USD	5,050	SEK 41,170	110,022	—
CITNA-B	06/2016	USD	24,287	AUD 31,910	1,242,148	—
CITNA-B	06/2016	USD	489	CAD 630	8,181	—
CITNA-B	06/2016	USD	31,562	EUR 27,825	579,220	—
DEU	06/2016	USD	7,104	SEK 57,340	223,843	—
GSCO-OT	04/2017	USD	7,602	CNH 50,500	79,438	—
JPM	06/2016	USD	29,779	THB 1,036,000	789,868	—
MSCO	06/2016	USD	43,919	CHF 42,340	1,282,328	—
MSCO	06/2016	USD	21,095	JPY 2,347,000	—	115,016
NOM	06/2016	CHF	160	USD 168	—	7,042

Total Unrealized Appreciation and Depreciation					$ 4,575,370	$ 400,453

28 OPPENHEIMER CAPITAL INCOME FUND

Futures Contracts as of May 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BTP	EUX	Sell	6/8/16	55	$8,541,703	$ (86,296)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	39	8,498,344	(668)
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	42	5,044,922	7,909
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	942	122,165,625	(193,401)
United States Ultra Bonds	CBT	Buy	9/21/16	239	41,854,875	210,777

						$ (61,679)

Over-the-Counter Options Written at May 31, 2016
Description	Counterparty	Exercise Expiration Price Date	Number of Contracts	Premiums Received	Value
CNH Currency Put	GSG CNH	7.500	4/5/17 CNH (525,000,000)	$ 652,400	$ (487,200)

Centrally Cleared Credit Default Swaps at May 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.IG.23	Sell	1.000%	12/20/19	USD	6,400	$ (47,782)	$59,265

CDX.IG.23	Sell	1.000	12/20/19	USD	25,000	(177,124)	231,502

CDX.IG.25	Sell	1.000	12/20/20	USD	4,800	(50,881)	43,430

CDX.NA.HY.22	Buy	5.000	6/20/19	USD	19,200	1,665,600	(1,320,675)

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	27,500	443,110	(424,181)

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	5,500	88,854	(84,836)

Total of Centrally Cleared Credit Default Swaps						$ 1,921,777	$(1,495,495)

Over-the-Counter Credit Default Swaps at May 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	7,500	$ (230,208)	$(487,500)

CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,920	1,071,501	(681,452)

CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	583	318,928	(207,161)

CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	7,500	(1,297,917)	693,750

CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	2,352	1,560,755	(1,353,678)

Kingdom of Spain	BOA	Buy	1.000	12/20/20	USD	16,400	86,558	(102,083)

Malaysia	BAC	Buy	1.000	12/20/20	USD	1,500	(70,447)	25,929

Malaysia	BNP	Buy	1.000	12/20/20	USD	7,500	(488,351)	129,644

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	7,500	(376,739)	129,644

Portuguese Republic	GSG	Buy	1.000	12/20/20	USD	11,000	(381,493)	671,631

Total of Over-the-Counter Credit Default Swaps							$ 192,587	$(1,181,276)

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate
Debt Indexes	$36,200,000	$ —	BBB+ to BBB
Non-Investment Grade Corporate
Debt Indexes	4,854,802	15,000,000	B+ to CCC
Total	$41,054,802	$15,000,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at May 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.730%	11/6/20	CNY 10,000	$ (7,372)

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.900	7/24/20	CNY 84,000	29,371

		Three-Month CNY
GSG	Pay	CNREPOFIX=CFXS	2.830	8/14/20	CNY 19,000	(252)

Total of Over-the-Counter Interest Rate Swaps						$ 21,747

Over-the-Counter Total Return Swaps at May 31, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 70 basis points	1/13/17	USD	8,477	$(701,180)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA

30 OPPENHEIMER CAPITAL INCOME FUND

Counterparty Abbreviations (Continued)
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.22	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

31 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 9,632 shares with net assets of $23,454,971 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

32 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity

33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

34 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$34,490,334	$—	$—	$34,490,334
Consumer Staples	57,442,527	—	—	57,442,527
Energy	82,657,495	—	—	82,657,495
Financials	146,581,888	—	—	146,581,888
Health Care	131,653,963	26,948,559	—	158,602,522
Industrials	173,559,828	—	—	173,559,828
Information Technology	97,973,795	—	—	97,973,795
Materials	57,551,755	—	—	57,551,755
Telecommunication Services	60,322,743	6,445,932	—	66,768,675
Utilities	61,744,265	—	—	61,744,265
Preferred Stocks	—	6,486,465	—	6,486,465
Asset-Backed Securities	—	231,508,664	13,593,354	245,102,018
Mortgage-Backed Obligations	—	619,643,672	—	619,643,672
U.S. Government Obligations	—	7,224,273	—	7,224,273
Non-Convertible Corporate Bonds and Notes	—	629,986,496	—	629,986,496
Convertible Corporate Bonds and Notes	—	22,563,095	—	22,563,095
Corporate Loans	—	54,958,911	—	54,958,911
Over-the-Counter Options Purchased	—	2,639,390	—	2,639,390
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,219,700	—	3,219,700
Investment Companies	257,809,613	—	—	257,809,613

Total Investments, at Value	1,161,788,206	1,611,625,157	13,593,354	2,787,006,717
Other Financial Instruments:
Swaps, at value	—	1,679,969	—	1,679,969
Centrally cleared swaps, at value	—	334,197	—	334,197
Futures contracts	218,686	—	—	218,686
Forward currency exchange contracts	—	4,575,370	—	4,575,370

Total Assets excluding investment companies valued using practical expedient	$1,162,006,892	$1,618,214,693	$13,593,354	2,793,814,939

Investment company valued using practical expedient				232,222,886

Total Assets				$3,026,037,825

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(487,200)	$—	$(487,200)
Swaps, at value	—	(3,540,678)	—	(3,540,678)
Centrally cleared swaps, at value	—	(1,829,692)	—	(1,829,692)
Futures contracts	(280,365)	—	—	(280,365)
Forward currency exchange contracts	—	(400,453)	—	(400,453)

Total Liabilities	$(280,365)	$(6,258,023)	$—	$(6,538,388)

36 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$3,707,236	$(3,707,236)
Total Assets	$3,707,236	$(3,707,236)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks

37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 19.3% of the Master Fund at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

38 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$390,021,661
Sold securities	7,534,077

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $187,547 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

39 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$6,258,889
Market Value	$6,311,789
Market Value as % of Net Assets	0.24%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

40 OPPENHEIMER CAPITAL INCOME FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or

41 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $13,283,128 and $167,234,197, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement

42 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $82,525,074 and $57,149,898 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure

43 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $586,038 and $1,311,919 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $114,348 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of August 31, 2015	—	$ —
Options written	525,005,554	863,452
Options closed or expired	—	—
Options exercised	(5,554)	(211,052)

Options outstanding as of May 31, 2016	525,000,000	$ 652,400

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset

44 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If

45 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $102,601,195 and $49,636,107 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $17,021,711 on interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

46 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $28,351,685 and $16,267,814 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more

47 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,036,100 on purchased swaptions.

At period end, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,996,437.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

48 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

49 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,991,416,218
Federal tax cost of other investments	(78,014,814)

Total federal tax cost	$2,913,401,404

Gross unrealized appreciation	$112,014,302
Gross unrealized depreciation	(81,175,925)

Net unrealized appreciation	$30,838,377

50 OPPENHEIMER CAPITAL INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	7/13/2016